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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2007
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                                 SMARTPROS LTD.
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             (Exact name of Registrant as specified in its charter)


            Delaware                      001-32300              13-4100476
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(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)



                  12 Skyline Drive
                 Hawthorne, New York                             10532
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       (Address Of Principal Executive Office)                 (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 7, 2007 we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our financial results for the year ended December 31, 2006. In addition, an investor conference call was held at 4:15 pm on March 7, 2007 to discuss our 2006 financial results. An audio replay of the conference call is available on our web site at HTTP://CORPORATE.SMARTPROS.COM/IR/.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits.
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           EXHIBIT
             NO.                            DESCRIPTION
             ---                            -----------

            99.1 Press release, dated March 7, 2007, announcing financial results for year ended December 31, 2006.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              SmartPros Ltd.

Dated: March 8, 2007                          By:   /s/ Allen S. Greene
                                                  ---------------------------
                                                  Allen S. Greene,
                                                  Chief Executive Officer


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